UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934
(Amendment No. )
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☐	Soliciting Material Pursuant to Sec. 240.14a-12
ARGON ST, INC.
(Name of Registrant as Specified in Its Charter)
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ARGON ST, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held February 26, 2008
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Argon ST, Inc. will be held at the main office of Argon ST, Inc., 12701 Fair Lakes Circle, Fairfax, Virginia, on Tuesday, February 26, 2008, at 10:00 a.m., local time, for the following purposes:
(a)	To elect ten (10) members to the Board of Directors;

(b)	To ratify and approve the 2008 Argon Equity Incentive Plan;

(c)	To ratify the selection by the Audit Committee of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008; and

(d)	To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only stockholders of record at the close of business on January 2, 2008 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.
     THE BOARD OF DIRECTORS OF ARGON ST, INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, PLEASE INDICATE THAT FACT BY MARKING THE APPROPRIATE LINE ON THE ACCOMPANYING PROXY CARD EVEN IF YOU DO NOT WISH TO GIVE YOUR PROXY. WHETHER YOU INTEND TO ATTEND THE MEETING OR NOT, PLEASE READ THE ENCLOSED MATERIAL, AND SIGN, MARK, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ARE A STOCKHOLDER OF RECORD AND ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND CAST YOUR BALLOT IN PERSON AT THAT TIME IF YOU SO DESIRE.
By Order of the Board of Directors,
/s/ Victor F. Sellier
Victor F. Sellier
Secretary
Fairfax, Virginia
January 25, 2008

PROXY STATEMENT

PROXY STATEMENT	1

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	3

PRINCIPAL HOLDERS OF SECURITIES	3

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS	4

PROPOSAL 1 – ELECTION OF DIRECTORS	5

CERTAIN INFORMATION REGARDING NOMINEES AND EXECUTIVE OFFICERS	6

COMMITTEES OF THE BOARD OF DIRECTORS	8

AUDIT COMMITTEE REPORT	10

COMPENSATION OF DIRECTORS	10

COMPENSATION DISCUSSION AND ANALYSIS	11

COMPENSATION/STOCK OPTION COMMITTEE REPORT	16

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	16

EXECUTIVE COMPENSATION TABLES	17

EQUITY COMPENSATION PLAN INFORMATION	19

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	20

PROPOSAL 2 – APPROVAL OF THE 2008 ARGON EQUITY INCENTIVE PLAN	21

PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	30

GENERAL	31

FORM 10-K	31

STOCKHOLDER COMMUNICATIONS	31

STOCKHOLDER PROPOSAL FOR YEAR 2009 ANNUAL MEETING	32

APPENDIX A – 2008 ARGON EQUITY INCENTIVE PLAN	A-i

Argon ST, Inc.
Executive Offices
12701 Fair Lakes Circle
Fairfax, VA 22033
ARGON ST, INC.
PROXY STATEMENT
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Argon ST, Inc. (“Argon ST” or the “Company”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) being held on Tuesday, February 26, 2008, at 10:00 a.m., local time, or at any adjournment thereof, for voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about January 25, 2008.
Who May Vote
     Only stockholders of record as of the close of business on January 2, 2008 will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company had 21,751,314 shares of Common Stock, $.01 par value (the “Common Stock”), issued and outstanding on that date. Presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date is required for a quorum. This Proxy Statement and the accompanying form of proxy are being first sent or given to the Company’s stockholders on or about January 25, 2008. Ten days before the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company’s principal office.
Voting Your Proxy
     When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, FOR the ratification and approval of the 2008 Argon Equity Incentive Plan and FOR ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.
     Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), there are ten candidates standing for re-election as directors at the Annual Meeting. To be elected, the candidate must receive the affirmative vote the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Annual Meeting. Shareholder approval for each of Proposal 2 (Approval of the 2008 Argon Equity Incentive Plan and Proposal 3 (Ratification of Independent Auditors) requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.
     Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on any of the proposals described in this Proxy Statement to be brought before the Annual Meeting.

Revoking Your Proxy
     Stockholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by giving written notice to the Secretary of the Company prior to the Annual Meeting, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting.
Solicitation of Proxies
     The expenses of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, the officers and employees of the Company, who will receive no additional compensation therefor, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.
Householding of Proxies
     Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement and the Company’s Annual Report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: Argon ST, Inc., 12701 Fair Lakes Circle, Fairfax, Virginia 22033, Attention: Investor Relations, (703) 259-7377. If you want to receive separate copies of the Company’s annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company using the above address and phone number.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     Common Stock is the only voting class of security of the Company. The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s Common Stock, as of January 2, 2008, by each person who is known by the Company to have been the beneficial owner of 5% or more of the shares of Common Stock outstanding on that date. Unless otherwise noted, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.
PRINCIPAL HOLDERS OF SECURITIES

Name and Address of	Number of	Percent of
Beneficial Owner	Shares(1)	Class(2)
Terry L. Collins 12701 Fair Lakes Circle, Suite 800	2,711,700	12.5%
Fairfax, Virginia 22033(3)

Victor F. Sellier 12701 Fair Lakes Circle, Suite 800	2,505,197	11.5%
Fairfax, Virginia 22033(4)

Thomas E. Murdock 12701 Fair Lakes Circle, Suite 800	2,365,500	10.9%
Fairfax, Virginia 22033(5)

Franklin Resources, Inc. One Franklin Parkway	1,314,357	6.0%
San Mateo, California 944403

Neuberger Berman, Inc. Neuberger Berman LLC 605 Third Avenue	1,326,687	6.1%
New York, New York 10158

T. Rowe Price Associates, Inc. 100 E. Pratt Street	1,230,700	5.7%
Baltimore, Maryland 21202

(1)	The column sets forth shares of Common Stock which are deemed to be “beneficially owned” by the persons named in the table under Rule 13d-3 of the SEC.

(2)	Based upon 21,751,314 shares of Common Stock outstanding as of January 2, 2008.

(3)	Includes 791,700 shares held jointly by Mr. Collins and his wife.

(4)	Includes 600,000 shares held by Trusts over which Mr. Sellier has sole voting and investment power.

(5)	Includes 468,500 shares held by a Trust over which Mr. Murdock has sole voting and investment power.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS
     The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock by each person nominated for director, by each of the Named Executive Officers named in the Summary Compensation Table included in this Proxy Statement and by all Director nominees and executive officers as a group, as of January 2, 2008. Unless otherwise noted, each person exercises sole voting and investment power over the shares beneficially owned.

	Number of		Percent of
Name	Shares(1)		Class(2)
Terry L. Collins, Director & Executive Officer	2,711,700	(3)	12.5%
Victor F. Sellier, Director & Executive Officer	2,505,197	(4)	11.5%
S. Kent Rockwell, Director	560,894		2.6%
Thomas E. Murdock, Director	2,365,500	(5)	10.9%
David C. Karlgaard, Director	77,500		*
Peter A. Marino, Director	40,500		*
Robert McCashin, Director	39,700		*
John Irvin, Director	71,121		*
Maureen Baginski, Director	7,500		*
Lloyd A. Semple, Director	55,500		*
Kerry M. Rowe, Executive Officer	44,171		*
Aaron N. Daniels, Executive Officer(6)	49,000		*
All directors and executive officers as a group (12 persons)	8,528,283		38.7%

* (1)	Designates less than one percent.

The column sets forth shares of Common Stock, which are deemed to be “beneficially owned” by the persons named in the table under Rule 13d-3 of the SEC, including shares of Common Stock that may be acquired upon exercise of stock options that were exercisable as of January 2, 2008, or within the next 60 days as follows: Mr. Rockwell, 56,500; Mr. Irvin, 45,000; Mr. Semple, 45,000; Mr. Karlgaard, 30,000; Mr. Marino, 30,000; Mr. McCashin, 30,000; Mr. Rowe, 28,371, Mr. Daniels, 5,000.

(2)	Based on 21,751,314 shares of Common Stock outstanding as of January 2, 2008. For purposes of calculating the percentage of Common Stock beneficially owned by any person or group, the shares issuable to such person or group upon exercise of stock options that were exercisable as of January 2, 2008, or within the next 60 days, are considered outstanding.

(3)	Includes 791,700 shares held jointly by Mr. Collins and his wife.

(4)	Includes 600,000 shares held by Trusts over which Mr. Sellier has sole voting and investing power.

(5)	Includes 468,500 shares held by a Trust over which Mr. Murdock has sole voting and investing power.

(6)	Mr. Daniels assumed the position of Chief Financial Officer in November 2007, following the end of the fiscal year.

PROPOSAL 1
ELECTION OF DIRECTORS
     The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.
     The number of directors currently constituting the full Board of Directors is ten (10) and there are currently ten (10) directors serving on the Board. At the Annual Meeting, ten (10) directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board of Directors at the Annual Meeting are listed in the table below. Each of the nominees is a current director of the Company.
     If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board of Directors or (ii) for the balance of the nominees, leaving an additional vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. To be elected as a Director, each nominee must receive the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Annual Meeting. PROXIES SUBMITTED ON THE ACCOMPANYING PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW, UNLESS THE PROXY CARD IS MARKED OTHERWISE.
     The Board of Directors recommends a vote FOR the election of each of the nominees listed below.
NOMINEES

			Year First
			Elected or
			Appointed
Name	Age	Principal Occupation or Employment	Director*
Terry L. Collins	62	Chairman and Chief Executive Officer of the Company	2004
S. Kent Rockwell	63	Former Executive Officer of the Company	1987
Victor F. Sellier	58	Executive Officer of the Company	2004
Thomas E. Murdock	65	Former Executive Officer of the Company	2004
David C. Karlgaard	61	Former Vice-Chairman of Nortel Government Solutions	2004
Peter A. Marino	65	Consultant	2004
Robert McCashin	60	Former Chairman of Identix Incorporated	2004
John Irvin	53	Senior Financial Manager	2000
Lloyd A. Semple	68	Professor of Law	2003
Maureen Baginski	52	Executive Vice President, Sparta, Inc.	2006

*	Reflects the year first elected or appointed to the Board of Directors of the Company or the board of directors of a predecessor of the Company.

CERTAIN INFORMATION REGARDING NOMINEES AND
CURRENT EXECUTIVE OFFICERS
Terry L. Collins. Mr. Collins is the Chairman of the Board, Chief Executive Officer and President of the Company. Mr. Collins has been a Director of the Company since September 2004. Mr. Collins was one of the three original founders of Argon Engineering Associates, Inc., (Argon Engineering) in 1997. Mr. Collins served as Chairman of the Board and Chief Executive Officer of Argon Engineering from its inception until the merger with Sensytech in September 2004. From 1995 until 1997 he was the General Manager of the Falls Church division of Raytheon E-Systems. From 1989 until 1995 Mr. Collins was President of Engineering Research Associates, a wholly owned subsidiary of E-Systems Corporation. Mr. Collins served as the senior member of the engineering management team at Engineering Research Associates from 1979 until its acquisition by E-Systems Corporation in 1989.
S. Kent Rockwell. Mr. Rockwell has been a Director of the Company since 1987 and recently served as an executive officer of the Company. Mr. Rockwell is former Chairman of the Board, Chief Executive Officer, and President of Astrotech International Corporation, where he served from 1986 to 1997. Mr. Rockwell has served as Chairman of Rockwell Forest Products, Inc. since 1983, Appalachian Timber Services, Inc. since 1988, and Chairman and President of Rockwell Venture Capital, Inc. since 1983. Mr. Rockwell previously served on the board of Rockwell International, Inc. from 1973 to 1983.
Victor F. Sellier. Mr. Sellier is the Executive Vice President of the Company. Mr. Sellier has been a Director of the Company since September 2004. Mr. Sellier was one of the three original founders of Argon Engineering in 1997. Mr. Sellier served as Chief Financial Officer, Secretary, and Vice President of Argon Engineering from its inception until the merger with Sensytech in September 2004 and served as Chief Financial Officer and Treasurer of the Company from July 2005 to November 2007. From 1995 until 1997 Mr. Sellier was the Vice President and Assistant General Manger of the Falls Church division of Raytheon E-Systems. From 1989 until 1995 he was the Vice President and Assistant General Manager of Engineering Research Associates, a wholly-owned subsidiary of E-Systems Corporation. Mr. Sellier served as the senior financial and administrative manager of Engineering Research Associates from 1979 until its acquisition by E-Systems Corporation in 1989.
Thomas E. Murdock. Mr. Murdock has been a Director of the Company since September 2004 and recently served as an executive officer of the Company until his retirement in May 2007. Mr. Murdock was one of the three original founders of Argon Engineering in 1997. Mr. Murdock served as a Vice President of Argon Engineering and as a member of the board of directors from its inception until the merger with Sensytech in September 2004. From 1995 to 1997 Mr. Murdock was the Vice President of Electronic Systems of the Falls Church division of Raytheon E-Systems. Mr. Murdock previously served as Director of Electronic Systems at Engineering Research Associates from 1987 to 1995, after completing a 20 year career in the United States Navy.
David C. Karlgaard, Ph.D. Dr. Karlgaard served as the Vice-Chairman of the Board of Directors of Nortel Government Solutions, Inc., a unit of Nortel Networks Corp. from 2005 to 2007. Dr. Karlgaard has been a director of the Company since September 2004. In 1985, Dr. Karlgaard and his two partners founded PEC Solutions, which became a publicly held company in April 2000. In June 2005, Nortel Networks acquired PEC Solutions. He also serves on the Board of Directors of Rising Edge Technologies, a start-up company focusing on storage solutions. Dr. Karlgaard is a member of the Board of Directors of the Northern Virginia Technology Council and the Armed Forces Communications and Electronics Association. He also is an adjunct professor at The George Washington University.
Peter A. Marino. Mr. Marino has been a private consultant for government agencies and the defense and intelligence industry since 1999. Mr. Marino has been a Director of the Company since September 2004. Mr. Marino serves as Chairman of the Compensation/Stock Option Committee. From 1996 to 1999, he was the President and Chief Executive Officer of Firearms Training Systems, Inc., a publicly-held provider of software and hardware simulation training systems for military, law enforcement and security forces. From 1991 to 1996, Mr. Marino served as Senior Vice President of E-Systems Corporation, which was acquired by Raytheon in 1995. Mr. Marino previously served as President and Chief Operating Officer of Fairchild Industries and prior to such service was President and Chief Operating Officer of Lockheed Electronics Co., Inc. Previous to his service at Lockheed, he held various positions at the Central Intelligence Agency, including Director of the Office of Technical Services. Mr. Marino currently serves on several government advisory organizations, and is the Chairman, National Geospatial Intelligence Agency Advisory Board, co-chairman of the Director of Central Intelligence’s Senior Advisory Group and a member of the Defense Science Board Task Force on Intelligence for Homeland Defense.
Robert McCashin. Mr. McCashin was the Chairman of the Board of Identix Incorporated, a leading provider of multi-biometric security products, from January 2001 to February 2004. Mr. McCashin has been a Director of the Company since September 2004. From October 2000 until the merger of Identix with Visionics Corporation in June 2002, Mr. McCashin also served as the Chief Executive Officer of Identix. Prior to joining Identix, Mr. McCashin held various executive positions at Electronic Data Systems Corporation (EDS), a leading global services company, which he joined in 1971. From 1997 to 1999, Mr. McCashin served as Chief Executive Officer and President of Centrobe, a wholly-owned subsidiary of EDS, and one of the world’s largest providers of enterprise customer management solutions. Prior to that time, Mr. McCashin held the position of Group Executive, Global Energy from 1995 to 1997, Group Executive, Southern Europe from 1992 to 1995, Group Executive, Federal Government Group from 1989 to 1992 and Division President, Federal Government Group from 1988 to 1989, each within EDS. Mr. McCashin began his career at EDS in systems engineering.
John Irvin, CPA. Mr. Irvin serves as the Chairman of Argon ST’s Audit Committee. Mr. Irvin has been a Director of the Company since 2000. Mr. Irvin is President of Innovative Benefits Consulting, Inc., a wholly-owned subsidiary of National Financial Partners Corporation (a public corporation traded on the New York Stock Exchange) and a benefits and insurance consulting firm. From 1983 through 1993, Mr. Irvin was Vice Chairman and co-founder of Mid Atlantic Capital Group and President of Mid Atlantic Insurance Corporation, where he specialized in serving the financial planning, asset management and insurance needs of high net worth individuals. Mr. Irvin also chaired the committee which oversaw mergers, acquisitions and strategic planning for Mid Atlantic. Prior to that, Mr. Irvin managed his own certified public accounting firm.
Lloyd A. Semple. Mr. Semple has been a Director of the Company since 2003 and currently serves as Chairman of the Governance and Nominating Committee. On June 30, 2004, he retired as a member of Dykema Gossett PLLC, a Detroit based law firm consisting of 410 lawyers. Mr. Semple served as the firm’s Chairman and Chief Executive Officer from 1995 to 2002, and previously he served on the firm’s executive committee and as the leader of the Corporate and Finance Practice Group. Mr. Semple had been with Dykema Gossett since 1964. As of July 1, 2004, Mr. Semple accepted an appointment as professor of law at University of Detroit Mercy School of Law where he is teaching courses on corporate governance and director responsibilities. Mr. Semple has served on boards of directors of several public and privately held companies, and from 1997 to 2002, served as the Chairman of the Board of the Detroit Medical Center Corporation, a seven hospital integrated health delivery system located in southeast Michigan.
Maureen Baginski. Ms. Baginski has been a Director of the Company since October 2006. Ms. Baginski is Executive Vice President of Sparta, Inc. From 2003 to 2005 Ms. Baginski served as the FBI’s Executive Assistant Director for Intelligence where she was responsible for establishing and managing the FBI’s first-ever intelligence program, including technology acquisition and workforce development. From 1979-2005, Ms. Baginski served at the National Security Agency, where she held a variety of positions, including lead analyst for the Soviet Union, Executive Assistant to the Director, Chief Policy and Customer Support, Chief Office of the Director, Assistant Deputy Director for Technology, and SIGINT Director. Ms. Baginski is the Recipient of two Presidential Rank Awards, two Director of Central Intelligence National Achievement Medals, the Director of Military Intelligence’s Leadership Award, and National Security Association’s Exceptional Civilian Service Award. In addition, Ms. Baginski was the first-ever Recipient of NSA’s Outstanding Leadership Award, an award voted on and bestowed by the NSA workforce. Ms. Baginski holds a BA and MA in Slavic Languages and Linguistics from the University of Albany. In December 2005, Ms. Baginski received an honorary Doctorate of Humane Letters from the University of Albany for her service to the nation.

     The Board of Directors has determined that all of the members of the Board are “independent directors” as defined in NASDAQ Marketplace Rule 4200(a)(15), except Mr. Collins, Mr. Sellier, Mr. Murdock and Mr. Rockwell. The Board has adopted a code of conduct applicable to all directors, officers and employees of the Company. A copy of the code is posted on the Company’s website, www.argonst.com.
Other Executive Officers
Kerry M. Rowe. Mr. Rowe is the Executive Vice President and Chief Operating Officer of the Company. Mr. Rowe joined Argon Engineering in 2000 and prior to the merger with Sensytech served as Vice President of Argon Engineering’s C4ISR division, responsible for airborne and subsurface tactical communications intelligence programs. Mr. Rowe joined E-Systems Corporation in 1984 and progressed to the position of Vice President for Remote Systems in the successor organization, Raytheon C3I (Falls Church). In this capacity, he was responsible for acquisition and management of Raytheon’s programs developing the technology for the ground elements and payloads for manned and unmanned platforms.
Aaron N. Daniels. Mr. Daniels is the Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Daniels has served as the Company’s Chief Accounting Officer since August 2006. He became the Chief Financial Officer, and therefore an Executive Officer, of the Company in November 2007. From 2000 to 2006, Mr. Daniels held various senior finance positions at Inphonic, Inc. including Senior Vice President and Corporate Treasurer. Prior to Inphonic, he held progressively more senior financial management roles with large public companies in the Washington, D.C. metropolitan area, as well as serving two years with Coopers and Lybrand. Mr. Daniels is a Certified Public Accountant.
COMMITTEES OF THE BOARD OF DIRECTORS
Committees and Meetings
     The Board of Directors has an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation/Stock Option Committee. During the last fiscal year, the Board of Directors of the Company met six times. The Audit Committee met six times, the Corporate Governance and Nominating Committee met three times, and the Compensation/Stock Option Committee met five times. All but one of the directors attended 90% or more of the aggregate number of meetings of the Board and Committees on which he or she served during the last fiscal year.
     The Board has a policy that all Directors should attend the annual meeting of stockholders, unless there are extenuating circumstances. All of the Directors of the Company except for two Directors attended the 2007 annual meeting of stockholders.
Audit Committee
     The members of the Audit Committee are Messrs. Irvin, Karlgaard and McCashin. Each of the members of the Audit Committee is deemed to be independent under NASDAQ Marketplace Rule 4200(a)(15). The Board of Directors has determined that Mr. Irvin qualifies as an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K of the Securities Act of 1933, and that he is independent as defined in NASDAQ Marketplace Rule 4200(a)(15). The Board of Directors has adopted a written Audit Committee charter. A copy of the Audit Committee charter is posted on the Company’s website, www.argonst.com.
     The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm for each fiscal year. The Committee reviews with the independent registered public accounting firm the scope and results of the audit engagement; after discussion with management and the independent registered public accounting firm, recommends to the Board of Directors to include the audited financial statements in the Annual Report; and reviews any non-audit services to be performed by the independent registered public accounting firm. The

Audit Committee also examines the scope and results of the Company’s procedures, the adequacy of its system of internal accounting and financial controls, and evaluates the independence of the independent registered public accounting firm and their fees for services. The Audit Committee can hire independent counsel and other advisors, if it deems it necessary. The Audit Committee also has the responsibility to establish procedures for complaints from employees of the Company regarding accounting, internal accounting controls or auditing.
     The Audit Committee has adopted policies governing its pre-approval of all audit services to be provided by the independent registered public accounting firm. The committee has also adopted policies governing its pre-approval of all permitted non-audit services to be provided by the independent registered public accounting firm. Under these policies, the Company cannot hire an independent registered public accounting firm to provide any audit or non-audit services to the Company without the prior approval of the Audit Committee. In each instance the committee policies and procedures require it to review the proposed service as to scope and reasonableness, the cost thereof and whether performance of the service would adversely affect the independent registered public accounting firm’s independence.
     Finally, the Audit Committee reviews and approves on an ongoing basis all related party transactions which would need to be disclosed in this proxy statement under the rules set forth by the SEC for potential conflict of interest situations.
Compensation/Stock Option Committee
     The members of the Compensation/Stock Option Committee are Messrs. Marino, McCashin, and Semple. Each of the members of the committee is independent as defined in NASDAQ Marketplace Rule 4200(a)(15). The Compensation/Stock Option Committee is responsible for reviewing the performance of, and recommending salaries and other compensation arrangements for, the Named Executive Officers of the Company, as well as reviewing bonus, pension and other compensation plans prepared by management for consideration by the Board, and performing such other functions as may be delegated to it under the provisions of any bonus, equity incentive, pension or other compensation plan adopted by the Company. A copy of the committee’s charter is available on the Company’s website at www.argonst.com.
Governance and Nominating Committee
     The Governance and Nominating Committee members are. Ms. Baginski and Messrs. Marino, McCashin and Semple, all of whom are considered independent under the rules of NASDAQ. Among other matters, the committee reviews and recommends to Board potential Director candidates and considers stockholders’ suggestions for Director nominees. A copy of the committee’s charter is available on the Company’s website at www.argonst.com.
Stockholder Nominations
     It is the policy of the Governance and Nominating Committee to consider potential Director candidates submitted by stockholders. Director candidates suggested by stockholders will be evaluated as would suggestions for Director nominees made by management or then current Directors. In general, the Governance and Nominating looks for candidates for Director nominees whom it feels can work well with the existing Directors and make a significant contribution to the success of the Company.
     Stockholders suggesting Director nominees should send information about the proposed nominee to the Chairman of the Governance and Nominating Committee at the Company’s address included on the first page of this Proxy Statement. This information should include a signed statement by the proposed nominee that he or she is willing to serve as a Director of the Company and any information that the stockholder feels will fully inform the Board about the proposed nominee and his or her qualifications. The committee may request further information from the proposed nominee. Persons nominating individuals for the Board should strongly consider whether the candidate is independent under the applicable NASDAQ rules, as the Company is required under those rules to have a majority of independent directors on the Board and certain committees must be comprised solely of independent directors. Further, because of the nature of the Company’s business, proposed nominees may be required to obtain appropriate security clearances from the federal government before they can be formally nominated. Under federal securities law and the NASDAQ rules, some of the Directors must have certain levels of expertise in understanding financial statements and reports. Finally, from time to time, the Board may determine that it needs a Director with a particular expertise and will actively recruit such a Director candidate. When, if ever, this may occur, and what expertise the Board may feel it needs a Director candidate to have in the future, cannot be determined at this time.
     The committee considers potential Director nominees who are recommended by management, by then serving Directors or by others whose judgment the committee respects. The process for evaluating these recommendations is the same as described above for nominees submitted by stockholders.
AUDIT COMMITTEE REPORT
     The Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for its 2007 fiscal year with management. It has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (SAS) 61, as it has been modified or supplemented. The committee has received the written disclosure and the letter from the independent registered public accountants which is required by Independent Standards Board Standard No. 1 “Independence Discussions with Audit Committee”, as it has been modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence. Based upon the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007, which Annual Report has been filed with the Securities and Exchange Commission.

/s/ The Audit Committee
John Irvin, David Karlgaard and Robert McCashin
COMPENSATION OF DIRECTORS
     During the first quarter of fiscal 2007, non-employee directors, other than the Chairmen of the Audit Committee and the Governance and Nominating Committee, received a cash retainer of $7,500 per quarter. The Chairman of the Audit Committee received $8,750 per quarter and the Chairman of the Governance and Nominating Committee received $8,250 per quarter. In addition, each non-employee director received $1,000 for each Board meeting attended, $1,500 for each committee meeting attended on any day other than the day of a Board meeting. An additional $500 was paid to the Chairman of each committee for each committee meeting attended on any day other than the day of a Board meeting. As provided in the Company’s bylaws and Delaware law, attendance at meetings via teleconference is recognized as in-person attendance.
     In December 2006, the Board of Directors approved an increase in Directors’ compensation. Beginning December 2006, non-employee directors, other than the Chairmen of the Audit Committee, the Compensation/Stock Option Committee and the Governance and Nominating Committee, received a cash retainer of $9,000 per quarter. The Chairman of the Audit Committee received $10,250 per quarter and the Chairmen of the Compensation/Stock Option Committee Governance and Nominating Committee received $10,000 per quarter. In addition, each non-employee director received $1,000 for each Board meeting attended, $1,500 for each committee meeting attended on any day other than the day of a Board meeting. An additional $500 was paid to the Chairman of each committee for each committee meeting attended on any day other than the day of a Board meeting. As provided in the Company’s bylaws and Delaware law, attendance at meetings via teleconference is recognized as in-person attendance.

     In December 2006, the Board also approved a grant of 3,500 shares of Common Stock to each independent director (Ms. Baginski, Messrs. Karlgaard, Irvin, Marino, McCashin and Semple) under the Company’s 2002 Stock Incentive Plan. The stock award vests in one year from the grant date.
     The following table sets forth information regarding the compensation of our Non-employee Directors during fiscal 2007 Directors who are also employees of the Company are not separately compensated for their service as Directors.

	Fees
	Earned
	or Paid in	Stock
	Cash	Awards	Options	Total
Non-employee Director	($)	($)	Awards ($)	($)

Maureen Baginski	$30,000	$59,687	$—	$89,687
John Irvin	$62,000	$59,687	$32,768	$154,455
David C. Karlgaard	$48,000	$59,687	$32,768	$140,455
Peter A. Marino	$52,750	$59,687	$32,768	$145,205
Robert McCashin	$54,000	$59,687	$32,768	$146,455
Lloyd A. Semple	$49,750	$59,687	$32,768	$142,205
COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Philosophy and Goals
     The Company’s executive compensation programs are intended to attract, retain, motivate and reward executive leadership of a caliber and level of experience necessary to achieve the overall business objectives of the Company, and to align executive compensation with the Company’s business strategy and management initiatives. Argon ST endeavors to implement an integrated, performance-oriented compensation program that balances short- and long-term objectives to enhance shareholder value and that places Company executives in a responsible competitive range of total compensation based on the magnitude of business operations, strategic accomplishments and the Company’s performance.
Governance
     The Compensation/Stock Option Committee of the Board (the “Compensation Committee”) maintains both a strategic and oversight role in the area of executive compensation. The Compensation Committee directly approves compensation for the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer and other Named Executives, while at the same time steering the development of new executive compensation programs and initiatives. The Compensation Committee also has oversight authority for the Company’s equity incentive programs as well as an advisory role in compensation issues that affect other members of the broader senior leadership team.
External Competitiveness
     The Company’s executive compensation package is periodically reviewed to ensure that the package is competitive on a national and local basis as well as among the peers in the marketplace with whom the Company competes for key technical and executive talent. This analysis employs (1) national and local surveys produced by compensation consultants such as Radford (an AON Consulting Company), the Human Resources Association of the National Capital Area and the Washington Technical Professional Forum as well as other nationally recognized survey tools and (2) comparative research targeted towards individual peer companies. Companies that operate in the same or similar market segments and, where possible, are comparable in terms of revenues, number of employees, and market capitalization or that bear other operational similarities are selected to represent the peer group.

     Argon ST uses the following companies for its peer group analyses: SI International, Inc., Applied Signal Technology Inc., Herley Industries Inc., Innovative Solutions and Support Inc., LMI Aerospace Inc., American Science and Engineering Inc. and SRA International Inc., and Cubic Corporation.
Executive Compensation Package Components
     Argon ST seeks to offer a comprehensive and straightforward compensation package that includes:
•	Base salary;

•	Short-term cash-based incentives;

•	Long-term equity-based incentives;

•	A competitive health and welfare benefit program; and

•	A retirement package.
Base Salary
     Base salary represents that part of an executive’s compensation that is not “at-risk” (i.e., the amount of compensation is not subject to the attainment of certain individual or performance goals.) Base salary is set based upon external factors, including overall survey and peer group analysis, and individual factors, including role, scope of responsibility, technical/leadership skill sets, historical performance (including specific individual leadership accomplishments) and the role or individual’s perceived value in the success of the organization. In general, the 50th percentile of surveyed salaries is targeted as a foundation for base salary recommendations and then adjusted for other factors detailed above to formulate the final recommendation.
     Base salaries for the executive team are reviewed annually in the December time frame after the results from the previous fiscal year have been evaluated. The CEO’s salary is under the sole purview of the Compensation Committee. The salaries of the other Named Executive Officers are recommended by the CEO based upon his assessment of the factors detailed above. All salaries for the group of Named Executive Officers are reviewed by the Compensation Committee and approved by the Board of Directors.
Named Executive Officer Base Salaries
(Last Three Fiscal Years)*

Name	Fiscal Year	Base Salary ($)

Terry L. Collins	2007	$447,200
	2006	$380,016
	2005	$360,244

S. Kent Rockwell	2007	$325,000
	2006	$310,128
	2005	$234,78

Victor F. Sellier	2007	$360,048
	2006	$345,072
	2005	$334,680

Thomas E. Murdock	2007	$250,016
	2006	$310,128
	2005	$307,800

Kerry M. Rowe	2007	$360,024
	2006	$305,032
	2005	$298,973

*	Base salaries shown were effective in December of each respective fiscal year. Increased criteria are described above.

Short-term Incentives
          The Company’s short-term cash incentive program rests on the belief that a significant component of executive compensation should be tied to corporate performance. On an annual basis, executives are eligible to receive a percentage of their overall total compensation in the form of a lump-sum cash “bonus” payment. Annual bonus awards take into account the financial and operational performance of the business. This company performance element is weighted primarily on growth in earnings per share and growth in bookings as measured in bookings over a three-year period. Approximately 50 percent of the award amount is based on company performance during the most recent completed fiscal year with 25 percent for each of the previous two fiscal years. The CEO’s payment is determined by the Compensation Committee based solely on the company performance criteria described above. The incentive awards for the other Named Executive Officers are recommended by the CEO, subject to approval by the Compensation Committee and determined based on the same Company performance criteria, but with an added element of individual performance, with emphasis on standards of ethical business conduct, leadership competencies, and people-related initiatives.
Named Executive Officer Short-term Incentive Payments
(Last Three Fiscal Years)*

Name	Fiscal Year	Bonus ($)

Terry L. Collins	2007	$27,000
	2006	$60,000
	2005	—

S. Kent Rockwell	2007	—
	2006	$65,000
	2005	—

Victor F. Sellier	2007	$85,000
	2006	$100,000
	2005	—

Thomas E. Murdock	2007	—
	2006	$65,000
	2005	—

Kerry M. Rowe	2007	$123,000
	2006	$100,000
	2005	—
*Bonuses represent the amounts paid in December following the fiscal year for which performance is assessed.
Long-term Incentives
          The Company recognizes the importance of providing incentives to executives in a manner that ties performance to the appreciation of stockholder value. Some of the members of the current executive team have significant equity positions in the Company that resulted from their roles as company co-founders or early members of the Company’s executive team. It is believed that these positions sufficiently align the interests of those executives with those of the stockholders.
          In 2007, the Compensation Committee undertook a thorough evaluation of Argon’s equity incentive programs at both the executive and broad-based levels. The goal was to provide a program that would strengthen the use of equity as a retention and attraction tool as well as to incent behavior that leads to company success and growth in shareholder value.

          The result of this evaluation was to put in place an equity incentive program not based entirely on broad-based grants of stock options (primarily in the form of Incentive Stock Options), but a more flexible program that provides targeted, cost-effective grants of a variety of equity instruments, including options, restricted stock and stock appreciation rights (both cash- and stock-settled) and that ties equity grants more closely to performance results. The adoption of the 2008 Equity Incentive Plan (the “2008 Plan”) detailed later in this proxy statement will be an important step in this direction. The new plan also provides for the capability to grant performance-based equity instruments in addition to the traditional time-based instruments described in the 2002 Stock Incentive Plan (the “2002 Plan.”)
          Stock options have historically been awarded as Incentive Stock Options (where permissible) that vest on a 5-year schedule (20 percent per year from the date of grant) and expire ten years after grant. All grants of options and restricted stock to Named Executive Officers are approved by the Compensation Committee in advance of the date of grant. Equity grants to Named Executive Officers are issued on the date awarded, unless they are awarded during a Company-imposed trading blackout, in which case they are issued at least three business days following the periodic release of information. Options have historically been granted at least annually on a broad basis and periodically over the course of each fiscal year to new hires or upon promotion to a key senior leadership position. Grants in fiscal 2007 to senior executives were under the 2002 Plan and included both stock options and restricted stock.
          A special grant of nonqualified stock options to purchase 25,000 shares of the Company’s Common Stock was made to Mr. Rowe during fiscal 2007 when he assumed the Chief Operating Officer position. The grant was made at the fair market value of the Common Stock on the date of grant ($21.39 per share on December 13, 2006) and vests over a 7-year graded period.
          A grant of restricted stock to members of the executive team (and other senior leadership team members) was completed in February 2007. The shares were granted at no cost to recipients with restrictions that lapsed on a 2-year cliff schedule. Since restricted stock granted under such conditions is inherently of more potential value to the recipient than traditional stock options, the grants were made in proportionally smaller numbers of shares than generally would have been associated with a grant of options. None of the Company’s Named Executive Officers (as defined below) received any restricted stock associated with the February 2007 grant.
          No equities interests were granted to Messrs. Collins, Sellier, Rockwell or Murdock in fiscal 2007, all of whom have substantial equity positions in the Company either as company founders or as a result of the Sensytech merger in 2004.
          Future grants are contemplated to move to a combination of restricted stock and stock appreciation rights, both of which will vest over a 5-year period in a manner similar to the Company’s 401(k) vesting schedule (i.e., 25 percent two years after grant, 50 percent after three years, 75 percent after four years and 100 percent after five years.) However, from time to time, the Company may award equity grants with different vesting schedules. It is believed that such a combination of restricted stock and stock appreciation rights will serve, in the case of restricted stock, to provide tools with which executives can increase their equity positions in the Company and, in the case of both restricted stock and stock appreciation rights, provide vehicles that effectively tie an executive’s financial rewards to the interests of the stockholders. In December 2007, subsequent to the end of the fiscal year, Mr. Rowe received a grant of 15,000 shares of restricted stock and 20,000 stock appreciation rights (at a market price of $18.00 per share).
          Health, Welfare and Retirement Benefits
          Members of the executive team receive the identical health, welfare and retirement benefits package offered to employees of respective operating groups. In 2007, that package included comprehensive medical, dental, life and disability coverage as well as a variety of other fringe programs such as leave, educational assistance, and adoption assistance, a health reimbursement account and dependent care flexible spending accounts.

          Executives participate in the Argon ST, Inc. 401(k) and Profit Sharing Plan, which provides the opportunity for employees to save for retirement and other long-term goals with pre-tax dollars. The 401(k) Plan also includes a Roth 401(k) component. The program features a matching contribution of $1 for every $1 contributed up to 6 percent of eligible compensation as well as a non-elective safe harbor contribution of 3 percent of eligible compensation made on a bi-weekly basis to all eligible employees regardless of participation in the employee deferral component of the Plan. The 401(k) Plan also features a discretionary profit sharing component. However, the Company has chosen not to make a contribution under this component for the last three plan years.
          Executives are also eligible to participate in Argon ST’s Employee Stock Purchase Plan (the “ESPP.”) The ESPP provides for the bi-annual purchase of Company Common stock at 95 percent of the closing price of the Common Stock on the last day of the six-month purchase period. None of the Company’s Named Executive Officers purchased any shares of the Company under the ESPP during fiscal 2007.
          The Company does not offer separate executive perquisites such as car allowances, executive flex accounts or club memberships.
Severance and Change-in-Control Arrangements
          As of the end fiscal 2007, none of the Named Executive Officers had separate severance or change-in-control agreements in place. However, it may become necessary to put such agreements in place in the future for new or existing executives as recruiting or retention needs dictate and as is standard relative to other companies within the industry. Any such agreements entered into with the Company’s Named Executive Officers would be subject to approval by the Compensation Committee.
          The Company’s 2002 Stock Incentive Plan provides that in the event of a “change in control” (as described below), with certain exceptions, (a) all outstanding stock options will become fully vested and exercisable, (b) all stock awards will become fully vested, and (c) performance units may be paid out in such manner and amounts as determined by the Compensation Committee. For purposes of the 2002 Plan, a change in control will generally be deemed to have occurred if (i) with certain limited exceptions, any person becomes the beneficial owner of 40% or more of the combined voting power of the Company’s then outstanding securities; (ii) the Company’s stockholders approve a merger or consolidation of the Company other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the surviving entity, or (B) a merger or consolidation effected to implement a recapitalization in which no person acquires more than 15% of the Company’s then outstanding securities having the right to vote for the election of directors; (iii) the Company’s stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; or (iv) during any 24-month period, the majority of the membership of the Board changes without the approval of two-thirds of the Directors who were either Directors at the beginning of the period or whose election was previously so approved. The new 2008 Equity Incentive Plan, currently proposed to the stockholders, does not include an automatic vesting provision in the event of a change in control, except with respect to Non-employee Director Awards.
Tax and Regulatory Impacts
          In designing its executive compensation programs, the Company endeavors to maintain the highest level of compliance with rules enacted by federal, state and local authorities governing such issues. Three specific areas of regulation impacted or that could impact the structure of Argon ST’s executive compensation programs include:
•	Section 162(m) of the Internal Revenue Code, which generally limits to $1,000,000 the amount of compensation paid to any one of its five highest-paid executives that may be deducted by a Company in any one year. The Company endeavors to fully review all programs within the context of Section 162(m), but, at this time, has no policy against establishing programs that could lead to executive compensation in excess of the deductibility limits;
•	Section 409A of the Internal Revenue Code, which is a sweeping regulatory reform covering deferred compensation. Although compliance with Section 409A was again delayed past the end of the 2007 fiscal year, the Company is committed to ensuring that new programs will be designed to comply with 409A and that existing programs will continue to be periodically reviewed for compliance; and

•	The Company follows the provisions of Statement of Financial Accounting Standard No. 123R, Share-based Payment (“SFAS 123R”) in determining the expense of equity awards and the associated financial impacts. SFAS 123R considerations are evaluated when designing and implementing executive compensation and other equity programs.
COMPENSATION/STOCK OPTION COMMITTEE REPORT
          The Compensation/Stock Option Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Argon ST’s Annual Report on Form 10-K for the year ended September 30, 2007.

/s/ The Compensation/Stock Option Committee

Peter Marino, Robert McCashin and Lloyd Semple
COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION
          The members of the Compensation/Stock Option Committee are Messrs. Marino, McCashin and Semple. None of the members of the Compensation/Stock Option Committee during fiscal 2007 was, during such fiscal year or prior thereto, an officer or employee of the Company or any of its subsidiaries. During fiscal 2007, no executive officer of the Company served as a director or member of the compensation committee (or other board committee performing similar functions, or in the absence of such committee, the entire board of directors) of another entity, one of whose executive officers served as a director or member of the Compensation/Stock Option Committee of the Company.

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
     The following table sets forth the annual compensation for fiscal 2007 indicated for the Company’s Chief Executive Officer and Chief Financial Officer, and for the three highest paid Executive Officers (collectively, the “Named Executive Officers”), based upon compensation received by all members of the executive officer group during their respective tenures.

						Non-Equity
						Incentive		All
				Stock	Option	Plan	LTIP	Other
Name and	Year		Bonus	Awards	Awards	Compensation	Payouts	Comp.	Total
Principal Position	Fiscal	Salary ($)	($)(1)	($)(2)	($)(2)	($)	($)	($)(3)	($)

Terry L. Collins	2007	$427,792	$27,000	—	—	—	—	$23,424	$478,216
Chairman, CEO, President

S. Kent Rockwell	2007	$131,221	—	—	—	—	—	$14,550	$145,771
Vice Chairman and Former Vice President, Corporate Development (4)

Victor F. Sellier	2007	$358,500	$85,000	—	—	—	—	$22,872	$466,172
Executive Vice President(5)

Thomas E. Murdock	2007	$117,950	—	—	—	—	—	$14,220	$132,170
Former Vice President, Strategic Program Development(6)

Kerry M. Rowe	2007	$348,517	$123,000	—	$40,172	—	—	$21,075	$532,764
Vice President, Chief Operating Officer

(1)	Bonuses shown are based upon performance in the fiscal year indicated and were paid in December of fiscal year 2008.

(2)	The amounts in these columns represent the expense recognized in connection with unvested awards for the fiscal year ended September 30, 2007 in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment. Assumptions used in the calculation of these expenses are described in Note 1 to our audited financial statements for the year ended September 30, 2007 filed with the Securities and Exchange Commission on November 30, 2007. Unlike the amounts reflected in the audited financial statements, these amounts do not reflect an estimated forfeiture rate of such awards as it is assumed that the employee will remain with the Company for the duration of the vesting period of the award.

(3)	Represents contributions to the 401(k) plan in the forms of matching and safe harbor amounts. Also includes imputed income from group term life and payments under the Company’s broad-based medical reimbursement plan.

(4)	Mr. Rockwell served on a part-time basis with the Company for a portion of the 2007 fiscal year, prior to his retirement from his position as an Executive Officer of the Company, effective October 1, 2007. Mr. Rockwell has subsequently retained his seat on the Company’s Board of Directors by transitioning to his current role as a Non-employee Director.

(5)	Mr. Sellier served as the Company’s Chief Financial Officer/Treasurer for fiscal 2007. Subsequent to the end of the fiscal year, he was promoted to Executive Vice President.

(6)	As noted earlier, Mr. Murdock retired from his position as an Executive Officer of the Company, effective May 24, 2007. Mr. Murdock has subsequently retained his seat on the Company’s Board of Directors by transitioning to his current role as Non-employee Director.

Outstanding Equity Awards
          The following table sets forth information regarding the outstanding stock options held, as of September 30, 2007, by each of the Named Executive Officers. None of the Named Executive Officers held any restricted stock as of September 30, 2007.

	Option Awards
		Number	Number
		of Shares	of Shares
		Underlying	Underlying
		Unexercised	Unexercised	Option	Option
		Options (#)	Options (#)	Exercise	Expiration
Name of Executive	Grant Date	Exercisable	Unexercisable	Price ($)	Date

S. Kent Rockwell	2/12/2002	50,000	—	$7.670	2/12/2012
	12/15/2003	6,500	—	$14.220	12/15/2013

Kerry M. Rowe	12/11/2002	24,000	72,000	$4.105	12/11/2012
	2/17/2004	800	400	$5.685	2/17/2014
	12/13/2006	3,571	21,429	$21.390	12/13/2016
Stock Option Exercises and Restricted Stock Vesting
          The following table provides information on stock option exercises by a Named Executive Officer during the fiscal 2007, including the number of shares acquired upon exercise and the value realized.

	Option Awards
	Number of Shares	Value Realized on
Name of Executive	Acquired on Exercise (#)	Exercise ($)

Kerry M. Rowe	24,000	$487,829
Plan Based Awards
          The following table sets forth information regarding Options granted to our Named Executive Officers during fiscal 2007. All Options were granted under our 2002 Plan.

Grant
Date Fair
			All Other			Value
			Option		Closing	of Stock
			Awards:	Exercise	Price of	and
			Number of	or Base	Stock on	Options
			Securities	Price of	Grant	Option
	Grant	Date	Underlying	Awards	Date	Awards
Name of Executive	Date	Approved	Options (#)	($/Sh)	($/Sh)	($)

Kerry M. Rowe	12/13/2006	12/13/2006	25,000	$21.39	$21.39	$231,866

Change of Control Arrangements
          The Company’s 2002 Plan provides that in the event of a “change in control” (as described below), with certain exceptions, (a) all outstanding stock Options will become fully vested and exercisable, (b) all stock awards will become fully vested, and (c) performance units may be paid out in such manner and amounts as determined by the Compensation Committee. For purposes of the 2002 Plan, a change in control will generally be deemed to have occurred if (i) with certain limited exceptions, any person becomes the beneficial owner of 40% or more of the combined voting power of the Company’s then outstanding securities; (ii) the Company’s stockholders approve a merger or consolidation of the Company other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the surviving entity, or (B) a merger or consolidation effected to implement a recapitalization in which no person acquires more than 15% of the Company’s then outstanding securities having the right to vote for the election of directors; (iii) the Company’s stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; or (iv) during any 24-month period, the majority of the membership of the Board changes without the approval of two-thirds of the Directors who were either Directors at the beginning of the period or whose election was previously so approved. Based on the numbers of shares that would vest in the event of a change in control multiplied by $18.90, the closing price of our common stock on last trading day of fiscal 2007, September 28, 2007, Mr. Rowe would have accrued $1,773,368 of benefits.
EQUITY COMPENSATION PLAN INFORMATION
     Set forth below is information as of September 30, 2007 regarding our equity compensation plans.

	Number of	Weighted
	securities to be	average
	issued upon	exercise price	Number of
	exercise of	of outstanding	securities
	outstanding	Options,	remaining
	Options, warrants	warrants and	available for
Plan category	and rights	rights	future issuance
Equity compensation plans approved by security holders	1,193,045	$21.97	668,125

Equity compensation plans not approved by security holders (1)	736,148	$8.40	—

Total	1,929,193	$16.79	668,125

(1)	Consists entirely of shares of common stock issuable upon exercise of Options under the Argon Engineering Associates, Inc. Stock Plan. There will be no further Options or common stock granted under this plan.
          The Argon Engineering Associates, Inc. Stock Plan (the “Argon Engineering Plan”) provided for the issuance of incentive and non-statutory stock options and restricted stock to eligible employees of Argon Engineering and its affiliates. As a result of the merger of Argon Engineering and Sensytech, each outstanding Option to purchase Argon Engineering common stock under the Argon Engineering Plan was converted into an Option to purchase Common Stock, with the number of shares able to be purchased and the exercise price adjusted in accordance with the merger exchange ratio. No acceleration of vesting of Options under the Argon Engineering Plan occurred in connection with the merger. As a result of the merger, the Argon Engineering Plan covers 6,240,000 shares of common stock; however, the Argon Engineering Plan has been frozen as of September 29, 2004 and no additional awards were granted or will be granted under the Argon Engineering Plan subsequent to that date. The only participants in the Argon Engineering Plan are those employees who received awards prior to September 29, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). They are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
          Based solely on our review of Forms 3, 4 and 5 furnished to the Company with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed by the Reporting Persons during the fiscal year ended September 30, 2007, except that a Form 5 was filed on December 13, 2007 for 4,500 shares that were awarded to Maureen Baginski on December 13, 2006 and that a Form 4 was filed on December 13, 2007 for 4,000 shares that were awarded to S. Kent Rockwell on December 5, 2007.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
          There are no relationships or transactions required to be disclosed under 404(a) or (b) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

PROPOSAL 2
APPROVAL OF THE ARGON ST 2008 EQUITY INCENTIVE PLAN
          The Board of Directors has authorized, subject to stockholder approval, the 2008 Equity Incentive Plan (the “2008 Plan.”) If approved by the stockholders, the 2008 Plan will replace the 2002 Stock Incentive Plan (the “2002 Plan”) as the primary vehicle through which the Company can award a variety of equity incentive instruments, including Options (both Incentive and Nonstatutory), Stock Appreciation Rights, Stock Purchase Rights, Stock Awards, Restricted Stock Units, Performance Shares, Performance Units and Non-employee Director Awards (collectively, “Awards.”)  The 2008 Plan is intended to enable the Company to continue to attract, retain and motivate personnel who are key to the Company’s future success, and further, it assists in effectively aligning the interests of Company personnel with the interests of the stockholders. If the 2008 Plan is approved by the stockholders, the 2002 Plan will be frozen in all aspects save the operation of the Argon ST Employee Stock Purchase Plan. No further awards of other types will be made under the 2002 Plan.
          The 2008 Plan is different from the 2002 Plan in several material aspects:
•	Types of Awards — The 2008 Plan provides more flexibility for the types of equity incentive instruments available to the Company for grant. In light of expensing the fair value of equity awards granted upon the adoption of SFAS 123R as well as an ever-evolving competitive landscape for talent, the Company wishes to have a broader range of cost-effective equity incentive vehicles at its disposal. While the Company has historically relied upon grants of Options (including primarily Incentive Stock Options, but also Nonstatutory Options when required or warranted), it intends to revitalize its equity incentive program through the use of other types of grants, including Restricted Shares, Restricted Share Units and Stock Appreciation Rights as well as other permissible instruments as business conditions warrant. While the 2002 Plan allowed for some of the available types of equity awards, it did not allow for all, nor did it provide sufficient guidance on the use of others.

•	Performance-Based Vesting, Targets and Awards — The 2008 Plan allows for the use of performance-based vesting, targets and awards in addition to time-based criteria allowed by the 2002 Plan.

•	Effect of a Change in Control — The 2008 Plan does not include an automatic vesting provision for employees in the event of a Change In Control (as defined by the 2002 Plan.)

•	Regulatory Updates — The 2008 Plan is fully updated for regulatory changes that have occurred subsequent to the adoption of the 2002 Plan.

•	Administrative Updates — The 2008 Plan has been drafted to streamline administration and to clarify the roles of those with key oversight responsibility.
          Under the 2008 Plan, 2.3 million shares of the Company’s Common Stock will be reserved for issuance. Any shares reserved for issuance under the 2002 Plan that are (1) not subject to Options or other awards already granted under the 2002 Plan and outstanding as of the date of the adoption of the 2008 Plan and the resultant freezing of the 2002 Plan or (2) not reserved for use under the Argon ST ESPP will also be made available for grant or will increase the number of shares available for Awards under the 2008 Plan.
Board of Directors Recommendation
          The Board of Directors believes that the Company’s long-term success is dependent upon the ability of the Company to attract and retain superior individuals who, by virtue of their abilities and qualifications, can make important contributions to the Company.

          Approval of the 2008 Equity Incentive Plan will require the affirmative vote of a majority of the shares represented in person or by proxy by the holders of shares of Common Stock at the Annual Meeting. Proxies not marked to the contrary will be voted FOR adoption of this proposal.
The Board of Directors recommends a vote FOR the adoption of this proposal.
General Description of Principal Terms
          A general description of the principal terms of the 2008 Equity Incentive Plan is set forth below. The following description is qualified in its entirety by reference to the text of the 2008 Plan. A copy of the complete text of the 2008 Plan as it is proposed is included in Appendix A to this Proxy Statement. Capitalized terms used but not otherwise defined in this summary have the meanings given them in the 2008 Plan.
          Purpose. The purpose of the 2008 Plan is to advance the interests of the Company and its stockholders by providing incentives to attract, retain and reward personnel and directors who are largely responsible for the success and growth of the Company. The 2008 Plan assists the Company in attracting and retaining qualified and experienced executives, non-employee directors and other key personnel of the Company.
          Shares Subject to the 2008 Plan. The aggregate number of shares of Common Stock that may be subject to future awards under the 2008 Plan, subject to adjustment upon a change in capitalization, is 2,300,000 shares. All such shares can be issued as Incentive Stock Options. Shares under the 2008 Plan may be authorized, but unissued, or reacquired shares. Shares that are subject to awards under the 2008 Plan that expire or become unexercisable without having been exercised in full will become available for future awards.
          In addition, the maximum number of shares that may be issued under the 2008 Plan may be increased by the number of shares that are reserved for issuance under the 2002 Plan but that are not subject to Options or other awards granted under the 2002 Plan and are outstanding as of the date of termination of the 2002 Plan. This number will include the portions of any Options or awards that terminate or are canceled for any reason without having been exercised or settled.
          As of January 2, 2008, there were 468,675 shares authorized under the 2002 Plan that were not subject to unexercised options or awards.
          Administration. . The 2008 Plan is administered by the Compensation/Stock Option Committee of the Board (the “Compensation Committee”), or such other committee of the Board duly appointed to administer the Plan. In addition, the Compensation Committee may delegate to an officer of the Company (typically, the Chief Executive Officer) the authority to grant awards to employees who are not subject to Section 16(a) of the Securities Exchange Act of 1934.
          Eligibility for Awards. Awards may be made to employees, consultants or Directors of the Company (including its subsidiaries or affiliates), including prospective employees, consultants and Directors with written offers for employment or other service relationship (hereinafter, “Recipients.”) (In the event an award is made to a prospective employee, consultant or Director, the Stock subject to the award may not vest, become exercisable or be issued prior to the date on which service is actually commenced.) Non-employee Director Awards may only be granted to persons who are actually Non-employee Directors on the date of grant.
          As of January 2, 2008, the Company had 980 employees and 8 Non-employee Directors (as defined under Rule 16b-3 of the Exchange Act).

          General Terms and Conditions of Awards. As noted above, the 2008 Plan provides for the grant of a wide variety of instruments, including Options (both Incentive and Nonstatutory), Stock Appreciation Rights, Stock Purchase Rights, Stock Awards, Restricted Stock Units, Performance Shares, Performance Units and Non-employee Director Awards.
          All awards are subject to an Award Agreement, which is a written agreement between the Company and a Recipient setting forth the terms, conditions and restrictions of the award.
          In general, awards are not transferrable and are only exercisable during a Recipient’s lifetime by the Recipient or a legal guardian/representative.
          Option Awards. The Compensation Committee may grant awards of both Incentive and Nonstatutory Options, subject to the following conditions:
(a) The exercise price for an Option award is established at the discretion of the Compensation Committee, provided that (a) the exercise price per share is not less than the Fair Market Value of a share of Stock on the date of grant and that (b) no Incentive Stock Option granted to a Ten Percent Owner (as defined in the Internal Revenue Code) will have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.
(b) Vesting of Options is also determined by the Compensation Committee and specified in the Award Agreement, provided (a) no Option will be exercisable after the expiration of ten (10) years after the grant date, (b) no Incentive Stock Option granted to a Ten Percent Owner will be exercisable after the expiration of five (5) years after the grant date and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences service.
(c) In conjunction with the exercise of an Option, the following are acceptable forms of payment: (i) cash, check or cash equivalent, (ii) shares of Common Stock owned by the Recipient, (iii) delivery of a properly executed notice of exercise along with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (a “Cashless Exercise authorization”), (iv) any other form of consideration approved by the Compensation Committee (as permitted by applicable law) or (v) a combination of any of the above.
(d) Termination. The following details the effect that certain forms of termination of service have on an Option Award:
•	Termination of Service. If the Recipient’s service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Recipient on the date on which the Recipient’s service terminated, may be exercised by the Recipient at any time prior to the expiration of three (3) months after the date on which the Recipient’s service terminated, but in any event no later than the Option’s expiration date.

•	Disability. If the Recipient’s service terminates because of the Disability, the Option, to the extent unexercised and exercisable on the date on which service terminated, may be exercised by the Recipient (or the Recipient’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Recipient’s service terminated, but in any event no later than the Option’s expiration date.

•	Death. If the Recipient’s service terminates because of the death of the Recipient, the Option, to the extent unexercised and exercisable on the date on which the Recipient’s service terminated, may be exercised by the Recipient’s legal representative or other person who acquired the right to exercise the Option by reason of the Recipient’s death at any time prior to the expiration of twelve (12) months after the date on which the

Recipient’s service terminated, but in any event no later than the Option’s expiration date. The Recipient’s service will be deemed to have terminated on account of death if the Recipient dies within three (3) months after the termination of service.

•	Termination for Cause. If the Recipient’s service is terminated for Cause or if, following the Recipient’s termination of service and during any period in which the Option otherwise would remain exercisable, the Recipient engages in any act that would constitute Cause, the Option will terminate in its entirety and cease to be exercisable immediately upon such termination of service or act.
Under certain circumstances where exercise is prevented by law (for instance, in the case of a Recipient subject to Section 16(b)), the applicable time period for exercise may be extended as permitted by law.
          Stock Appreciation Rights. The Company may grant Stock Appreciation Rights (SARs) in tandem with Options or independently. The exercise price for SARs will be established at the discretion of the Compensation Committee, but may, in no event, be less than the Fair Market Value of a share of Common Stock on the date of grant. The exercise of a SAR entitles the Recipient to receive the excess of the Fair Market Value of the underlying share of Common Stock on the date of exercise over the exercise price. SARs may be settled by the Company in cash or in Common Stock. Tandem SARs expire no later than the expiration o f the related Option and must be exercised only at the time and to the extent of the underlying Option. Freestanding SARs may be exercised at any time subject to the terms of the Award Agreement, but in no event after the expiration of ten (10) years after the date of grant.
          SARs are exercisable upon termination of service under the same conditions as described for Options. No Recipient may receive SARs that become exercisable for the first time during any one calendar year to the extent that the Fair Market Value of such shares (determined at the time that the SAR is granted) exceeds $500,000.
          Stock Awards. The Company may grant Stock Awards, including Stock Bonuses and Stock Purchase Rights, subject to terms and conditions set at the discretion of the Compensation Committee. Awards may be subject to the vesting, based upon the lapse of a restriction period or the attainment of one or more performance goals. Limitations on the use of performance goals are similar to those put forth for Performance Awards and are detailed below.
          A Stock Bonus Award (often referred to as a Restricted Stock Award) is provided to the Recipient without a requirement for a monetary payment from the Recipient. A Stock Purchase Right is exercisable at a cost to the Recipient within a period established by the Committee, which will in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right. (No Stock Purchase Right granted to a prospective employee, prospective consultant or prospective Director may become exercisable prior to the date on which such person commences service.)
          During the restriction period, Recipients of Stock Awards will have the rights of regular stockholders of the Company, including the right to vote the shares and to receive any dividends or other distributions paid with respect to the shares.
          Unless otherwise provided by the Compensation Committee in the Award Agreement, if a Recipient’s service terminates for any reason, whether voluntary or involuntary (including the Recipient’s death or Disability), then (a) the Company will have the Option to repurchase for the purchase price paid by the Recipient any shares acquired by the Recipient pursuant to a Stock Purchase Right which remain subject to vesting conditions as of the date of the Recipient’s termination. Any remaining unvested shares subject to a Stock Bonus Award will be forfeited.
          Restricted Stock Unit Awards. The Company may grant Restricted Stock Unit Awards, subject to terms and conditions set at the discretion of the Compensation Committee. No monetary payment will be required as a condition of receiving a Restricted Stock Unit Award. Vesting of such awards may be time-

based or performance-based. Limitations on the use of performance goals are similar to those put forth for Performance Awards and are detailed below.
     If a Recipient terminates service for any reason, any unvested Restricted Stock Units are forfeited as of the date of the Recipient’s termination of service. Restricted Stock Unit Awards may be settled in stock (or, at the Compensation Committee’s discretion, in cash) upon vesting. Restricted Stock Unit Awards are nontransferable (other than by will or by the laws of descent or distribution) and rights are only exercisable by a Recipient or guardian/legal representative.
     Performance Awards. The Company may grant Performance Awards in the form of Performance Shares or Units. Performance criteria, including the Performance Period, the Performance Award Formula and applicable Performance Goals, for each grant are set at the discretion of the Compensation Committee and are specified in writing. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Compensation Committee will establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed and the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals may not be changed. The following is a list of criteria that may be considered in establishing performance goals for not only Performance Awards, but other Awards under the Plan that permit such incorporation:
•	revenue;

•	sales;

•	expenses;

•	operating income;

•	gross margin;

•	operating margin;

•	earnings before any one or more of: stock-based compensation expense, interest, taxes and depreciation, and amortization;

•	pre-tax profit;

•	net operating income;

•	net income;

•	economic value added;

•	free cash flow;

•	operating cash flow;

•	the market price of the Stock;

•	earnings per share;

•	return on stockholder equity;

•	return on capital;

•	return on assets;

•	return on investment;

•	balance of cash, cash equivalents and marketable securities;

•	market share;

•	number of customers;

•	customer satisfaction;

•	product development;

•	bookings; and

•	completion of a joint venture or other corporate transaction.
          Unless otherwise provided by the Compensation Committee in granting a Performance Award, each Performance Share will have an initial value equal to the Fair Market Value of one (1) share of Common Stock, subject to adjustment for changes in capital structure as provided for by the Plan, on the effective date of grant of the Performance Share. Each Performance Unit will have an initial value of one hundred dollars ($100). The final value payable to the Recipient in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Compensation Committee are attained within the applicable Performance Period established by the Compensation Committee.
          Settlement of Performance Awards may be made in cash or in stock. Performance Awards are nontransferable (other than by will or by the laws of descent or distribution) and rights are only exercisable by a Recipient or guardian/legal representative.
          In the event a Recipient’s service terminates because of death or Disability before the completion of the Performance Period, there will be an evaluation of the attainment of the Performance Goals and an associated pro-rata settlement. In the event a Recipient’s service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, the Award is forfeited in its entirety. However, in the event of an involuntary termination of the Recipient’s service, the Compensation Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.
          Non-employee Director Awards. The 2008 Plan provides for the automatic awards to Non-employee Directors in the form of Nonstatutory Options, Stock Appreciation Rights or Stock Awards. An initial grant occurs when a person first becomes a Non-employee Director. Subsequent awards occur on an annual basis. The number of shares covered by awards is established by resolution of the Compensation Committee. Additional shares may be granted to Non-employee Directors who serve on a Board Committees or who serve as the chairman of a Board Committee.
          Where applicable, the exercise price of the award is the Fair Market Value of ArgonST Common Stock on the date of grant. Options terminate on the tenth anniversary of grant, unless terminated earlier in accordance with the terms of the Plan or the Award Agreement. Vesting is as follows:
•	Initial Options. Each Initial Option will vest and become exercisable in three (3) substantially equal installments on each of the first three (3) anniversaries of the date of grant of the Option, provided that the Recipient’s service has not terminated prior to the applicable date.

•	Annual Options. Each Annual Option will become fully vested and exercisable on the earlier of (A) the first anniversary of the date of grant of the Option or (B) the day immediately preceding the date of the Annual Meeting next following the date of grant of the Option, provided the Recipient’s service has not terminated prior to the applicable date.
     The following describe the effects of various types of termination of service for Non-employee Director awards:
•	Disability. If the Recipient’s service terminates because of Disability, the Non-employee Director Option, to the extent unexercised and exercisable on the date on which the Recipient’s service terminated, may be exercised by the Recipient (or the Recipient’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Recipient’s service terminated, but in any event no later than the Option’s expiration date.

•	Death. If the Recipient’s service terminates because of the death, any vested Non-employee Director Options may be exercised by the Recipient’s legal representative (or other person who acquired the right to exercise the Non-employee Director Option by reason of the Recipient’s death) at any time prior to the expiration of twelve (12) months after the date on which the Recipient’s service terminated, but in any event no later than the Option’s expiration date. The Recipient’s service will be deemed to have terminated on account of death if the Recipient dies within three (3) months after the Recipient’s termination of service.

•	Other Termination of Service. If the Recipient’s service terminates for any reason, except Disability or death, any vested Non-employee Director Options may be exercised by the

Recipient at any time prior to the expiration of twelve (12) months after the date on which the Recipient’s service terminated, but in any event no later than the Option’s expiration date.
          Under certain circumstances where exercise is prevented by law (for instance, in the case of a Recipient subject to Section 16(b) under the Exchange Act), the applicable time period for exercise may be extended as permitted by law.
          Change in Control Provisions. Unlike the 2002 Plan, the 2008 Plan does not include an automatic vesting provision in the event of a defined Change in Control. However, the 2008 Plan (as is best practice in the design of such equity incentive plans) does give the Committee the authority to provide, without Recipient consent, for the:
•	Acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs;

•	Assumption and substitution of the Company’s rights and obligations under outstanding Options and SARs by the surviving, continuing, successor, or purchasing entity or parent;

•	Cash-out of any Options and SARs (i.e., the cancellation of the awards in exchange for payment in the form of cash or stock);

•	Acceleration of the lapsing of any applicable Restriction Period for a Stock Award; and

•	Acceleration of vesting for a Restricted Stock Unit Award or Performance Award.
          In the event of a Change in Control, any unexercisable or unvested portion of outstanding Non-employee Director awards will become immediately exercisable and vested in full as of the date ten (10 days prior to the date of the Change in Control, but conditioned upon the consummation of the action.
          For purposes of the 2008 Plan, a Change in Control is defined as the occurrence of any of the following:
•	“[A]ny “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding stock of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding voting stock; or

•	[A]n Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(z)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

•	[A] liquidation or dissolution of the Company.
     For purposes of the preceding sentence, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Compensation Committee will have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination will be final, binding and conclusive.”

          Adjustments for Changes in Capitalization. In the event of changes in the outstanding stock of the Company by reason of any merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Common Stock, an appropriate adjustment will be made to the number of shares authorized under the Plan and to the number of shares subject to any Awards or Award formulas.
          Federal Income Tax Consequences. Generally, an employee who has been granted an Incentive Stock Option (“Incentive Stock Option”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (“Code”) will not realize taxable income and the Company will not be entitled to a deduction at the time of the grant or exercise of such Option. However, the excess of the fair market value of the shares transferred upon the exercise of an Incentive Stock Option over the exercise price paid for such shares generally constitutes an item of alternative minimum tax adjustment to the employee for the year in which the Option is exercised. Thus, certain employees may have an increase in their federal tax liability as a result of the exercise of an Incentive Stock Option under the alternative minimum tax rules of the Code. Upon the disposition of shares acquired pursuant to an Incentive Stock Option more than two years from the date of grant of such Option and one year from the transfer of the shares to such employee, any gain or loss realized on will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. If the foregoing holding period requirements are not satisfied, the employee will generally realize ordinary income at the time of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the Option price, or (ii) the excess of the amount realized upon disposition of the shares, if any, over the Option price, and the Company will be entitled to a corresponding deduction.
          Generally, an individual will not realize taxable income at the time of the grant of an Option which does not qualify as an Incentive Stock Option. Upon exercise of such non-qualified stock Option, however, the individual will realize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the Option price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of such shares, the individual will realize short-term or long-term capital gain or loss with the basis for computing such gain or loss equal to the Option price plus the amount of ordinary income realized upon exercise.
          Generally, an individual who has been granted a Stock Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. Upon the vesting of shares subject to an award, the individual will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will be entitled to a corresponding deduction. Dividends paid to the individual during the restriction period will also be compensation income to the individual and deductible as such by the Company. The holder of a Stock Award may elect to be taxed at the time of grant of the award on the then fair market value of the shares, in which case (i) the Company will be entitled to a deduction at the same time and in the same amount, (ii) dividends paid to such holder during the restriction period will be taxable as dividends to such holder and not deductible by the Company, and (iii) there will be no further tax consequences when the restrictions lapse. If an individual who has made such an election subsequently forfeits the shares, he will not be entitled to any deduction or loss. The Company, however, will be required to include as ordinary income the lesser of the fair market value of the forfeited shares or the amount of the deduction originally claimed with respect to the shares.
          The Company has also been advised that an employee who has been granted Performance Units will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. The individual will have income at the time of payment, and the Company will have a corresponding deduction.
          Any acceleration of the payment of grants or awards under the Plan in the event of a Change in Control of the Company may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the Recipient to a 20% excise tax and which may not be deductible by the Company. A deduction otherwise available to the Company for any year with respect to compensation payable to an executive officer may be denied to the extent that it exceeds $1,000,000. For these purposes, stock awards and performance units awarded under the Plan may under certain circumstances qualify for, and it is anticipated that grants of Options will generally qualify for, an exception to that limitation for eligible performance-based compensation.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
          The Audit Committee has selected Grant Thornton LLP (“Grant Thornton”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2008. Grant Thornton has been the Company’s independent registered public accounting firm since 2004.
          The stockholders are being asked to ratify the selection of Grant Thornton as the Company’s independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Ratification of the selection of Grant Thornton will require the affirmative vote of a majority of the shares represented in person or by proxy by the holders of shares of Common Stock at the Annual Meeting.
          The Company has been advised by Grant Thornton that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year.
Independent Registered Public Accounting Firm’s Fees
          The following is a summary of the fees billed to the Company by Grant Thornton for professional services rendered for the fiscal years ended September 30, 2007 and 2006.

Fee Category	Fiscal 2007	Fiscal 2006
Audit fees	$725,000	$792,000
Audit-related fees	25,000	40,000
Tax fees	—	—
All other fees	—	11,000

Total fees	$750,000	$843,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements and includes fees related to the audit of internal controls over financial reporting under Section 404 of the Sarbanes Oxley Act of 2002. The audit fees for fiscal year 2006 includes fees of $160,000 for services rendered during such fiscal year related to the filing of the Company’s registration statement on Form S-3 with respect to its December 2005 secondary public offering.
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. These services include employee benefit plan audits.
Pre-Approval Policies and Procedures
          The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

          From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
          The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next Audit Committee meeting.
The Board of Directors recommends a vote FOR ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008.
GENERAL
     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.
FORM 10-K
          The Company will mail, without charge, a copy of its Annual Report on Form 10-K to any stockholder who so requests. If you wish to receive a copy of the Form 10-K, please contact Investor Relations, Argon ST, Inc. 12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia 22033.
STOCKHOLDER COMMUNICATIONS
          The Company has a process for stockholders who wish to communicate with the Board of Directors. Stockholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications. The screening procedures have been approved by a majority of the independent directors of the Board.

STOCKHOLDER PROPOSALS FOR YEAR 2009 ANNUAL MEETING
          Any stockholder who intends to present a proposal at the Company’s 2009 Annual Meeting of Stockholders must send the proposal to the Secretary, Argon ST, Inc., 12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia 22033.
          If the stockholder intends to present the proposal at the Company’s 2009 Annual Meeting of Stockholders and have it included in the Company’s proxy materials for that meeting, the proposal:
▪	must be received by the Company no later than September 25, 2008; and

▪	must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.
          The Company is not obligated to include any stockholder proposal in its proxy materials for the 2009 annual meeting if the proposal is received after the September 25, 2008 deadline.
          If a stockholder submits a proposal after the September 25, 2008 deadline but still wishes to present the proposal at the 2009 annual meeting, the proposal:
▪	must be received by the Company no later than October 24, 2008;

▪	must comply with the requirements of the Company’s bylaws, including section 1.9 of such bylaws;

▪	must present a proper matter for stockholder action under the Delaware General Corporation Law; and

▪	must relate to subject matter which could not be excluded from a proxy statement under any rule promulgated by the Securities and Exchange Commission.

By Order of the Board of Directors
/s/ Victor F. Sellier

Victor F. Sellier
Secretary

APPENDIX A – 2008 ARGON EQUITY INCENTATIVE PLAN
A-i

(continued)
A-ii

(continued)
A-iii

2008 Argon Equity Incentive Plan
1. Establishment, Purpose and Term of Plan.
     1.1 Establishment. The 2008 Argon Equity Incentive Plan (the “Plan”) is hereby established effective as of                                         , 2008, the date of its approval by the stockholders of the Company (the “Effective Date”).
     1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units and Nonemployee Director Awards.
     1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided however, that all Awards shall be granted, if at all, within ten (10) years of the Effective Date.
2. Definitions and Construction.
     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
     (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.
     (b) “Award” means any Option, SAR, Stock Purchase Right, Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit or Nonemployee Director Award granted under the Plan.
     (c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.
     (d) “Board” means the Board of Directors of the Company.
     (e) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

     (f) “Change in Control” means, unless otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:
     (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding stock of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding voting stock; or
     (ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(z)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
       (iii) a liquidation or dissolution of the Company.
     For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
     (g) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
     (h) “Committee” means the Compensation/Stock Option Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
     (i) “Company” means ARGON ST, Inc., a Delaware corporation, or any successor corporation thereto.
     (j) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.
     (k) “Director” means a member of the Board.
     (l) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
     (m) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
     (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (o) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee as follows:
     (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, or other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Committee deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
     (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
     (p) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
     (q) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
     (r) “Nonemployee Director” means a Director who is not an Employee.
     (s) “Nonemployee Director Award” means an Award, including a Nonemployee Director Option, granted to a Nonemployee Director pursuant to Section 11 of the Plan.
     (t) “Nonemployee Director Option” means an Option granted to a Nonemployee Director pursuant to Section 11.1 of the Plan. Nonemployee Director Options shall be Nonstatutory Stock Options.
     (u) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
     (v) “Officer” means any person designated by the Board as an officer of the Company.
     (w) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6, 11 or 12 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
     (x) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
     (y) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
     (z) “Participant” means any eligible person who has been granted one or more Awards.
     (aa) “Participating Company” means the Company or any Subsidiary Corporation or Affiliate.
     (bb) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
     (cc) “Performance Award” means an Award of Performance Shares or Performance Units.
     (dd) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
     (ee) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3 of the Plan.
     (ff) “Performance Measure” means with respect to a Performance Target, one or more measures of business or financial performance as set forth in Section 10.4.
     (gg) “Performance Period” means a period established by the Committee pursuant to Section 10.3 of the Plan at the end of which one or more Performance Goals are to be measured.
     (hh) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.
     (ii) “Performance Target” means a Performance Goal established by the Committee on the basis of targets to be attained as set forth in Section 10.4.
     (jj) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.
     (kk) “Predecessor Plan” means the Company’s 2002 Stock Incentive Plan.
     (ll) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a share of Stock on a date determined in accordance with the provisions of Section 9 and the Participant’s Award Agreement.
     (mm) “Restriction Period” means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Stock Award are subject to Vesting Conditions.
     (nn) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
     (oo) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. A SAR may be a stock settled or cash settled.
     (pp) “Section 162(m)” means Section 162(m) of the Code.

     (qq) “Securities Act” means the Securities Act of 1933, as amended.
     (rr) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
     (ss) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.6 of the Plan.
     (tt) “Stock Award” means an Award of a Stock Bonus or a Stock Purchase Right.
     (uu) “Stock Bonus” means Stock granted to a Participant pursuant to Section 8 of the Plan.
     (vv) “Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.
     (ww) “Stock-Settled SAR” means the right to acquire shares of Stock in an amount equal to the difference between the Fair Market Value of a share of Stock on the date of exercise and the exercise price per share multiplied by the number of shares covered by the Award under Section 7.1 of the Plan.
     (xx) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
     (yy) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
     (zz) “Vesting Conditions” mean those conditions established in accordance with Section 8.5 or Section 9.3 of the Plan prior to the satisfaction of which shares subject to a Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.
     2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3. Administration.
     3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

     3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of, or which is allocated to, the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, by resolution adopted by the Board, delegate to one or more Officers, the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than to him or herself or to a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each such Award which is an Option or Stock Appreciation Right shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.
     3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
     3.4 Committee Complying with Section 162(m). The Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).
     3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
     (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;
     (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;
     (c) to determine the Fair Market Value of shares of Stock or other property;
     (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
     (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
     (f) to approve one or more forms of Award Agreement;
     (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
     (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

     (i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.6) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;
     (j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and
     (k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
     3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4. Shares Subject to Plan.
     4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3, 4.4 and 4.6, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million three hundred thousand (2,3000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
     4.2 Adjustment to Maximum Number of Shares Issuable. The maximum aggregate number of shares of Stock set out in Section 4.1 above may be increased or decreased from time to time by the Board.
     4.3 Share Accounting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.
     4.4 Adjustment for Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

     (a) the number of shares of Stock subject to that portion of any option or other award outstanding pursuant to the Predecessor Plan as of the date of its termination which, on or after such date, expires or is terminated or canceled for any reason without having been exercised or settled; and
     (b) the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the date of termination of the Predecessor Plan, is so forfeited or repurchased.
provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plan that may become authorized for issuance under the Plan pursuant to this Section 4.4 shall not exceed 700,000 shares, subject to adjustment as provided in Section 4.6.
     4.5 Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.6, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options (the “ISO Share Limit”) shall not exceed two million three hundred thousand (2,300,000) plus the number of shares determined in accordance with Section 4.4. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.3, 4.4 and 4.6.
     4.6 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Annual Increase set forth in Section 4.2, in the ISO Share Limit set forth in Section 4.5, in the maximum adjustment for unissued Predecessor Plan shares set forth in Section 4.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.6 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.6 shall be final, binding and conclusive.
     5. Eligibility and Award Limitations.
     5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service. A Nonemployee Director Award may be granted only to a person who, at the time of grant, is a Nonemployee Director.

     5.2 Participation. Awards other than Nonemployee Director Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, excepting Nonemployee Director Awards, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
     5.3 Incentive Stock Option Limitations.
     (a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.
     (b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
     6. Terms and Conditions of Options.
     Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and, except as otherwise set forth in Section 11 with respect to Nonemployee Director Options, shall comply with and be subject to the following terms and conditions:
     6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 424(a) or other applicable section of the Code.
     6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
     6.3 Payment of Exercise Price.
     (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
     (b) Limitations on Forms of Consideration.
     (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
     (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
     6.4 Effect of Termination of Service.
     (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:
     (i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
     (ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service; provided that, in such a case, the twelve (12) month period for the exercise of the Option shall be calculated from the date on which the Participant’s Service terminated, not the date of the Participant’s death.

     (iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
     (iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
     (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.
     (c) Extension if Participant Subject to Section16(b). Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.
     6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Nonstatutory Stock Option shall be assignable or transferable to the extent, if any, permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option.
     6.6 Limitation. No Participant shall be granted one or more Options covering more than one hundred twenty thousand (120,000) shares during any calendar year.
     7. Terms and Conditions of Stock Appreciation Rights.
     Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
     7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Stock-Settled SARS may be awarded pursuant to this Plan in accordance with the following terms and conditions. A SAR may be either Stock-Settled or cash settled.
     7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that the exercise price per share subject to a SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

     7.3 Exercisability and Term of SARs.
     (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
     (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
     7.4 Exercise of SARs. Upon the exercise of a SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, whole shares of Stock, or any combination thereof as determined by the Committee, or in the case of Stock-Settled SARS in Stock. A Stock-Settled SAR may be exercised as to all of the shares covered by it or may be exercised only in part. Unless otherwise specifically provided in the Award Agreement evidencing such SAR and in a manner which is consistent with Section 409A of the Code, a cash payment shall be made in a lump sum or Stock issued, as applicable, as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, (i) the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR, and (ii) payment shall only be made in whole shares of Stock, with any remaining amount paid in cash. For purposes of Section 7, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.
     7.5 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the Award Agreement evidencing the SAR, a SAR shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
     7.6 Transferability of SARs. During the lifetime of the Participant, a SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of a SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Tandem SAR related to a Nonstatutory Stock Option and a Freestanding SAR shall be assignable or transferable to the extent, if any, permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.
     7.8 Limitation. No Participant shall be granted one or more SARs, which become exercisable for the first time during any one calendar year, to the extent that the Fair Market Value of such shares (determined at the time that a SAR is granted) exceeds Five Hundred Thousand Dollars ($500,000).

     8. Terms and Conditions of Stock Awards.
     Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
     8.1 Types of Stock Awards Authorized. Stock Awards may be in the form of either a Stock Bonus or a Stock Purchase Right. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
     8.2 Purchase Price. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Stock Award.
     8.3 Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right; provided, however, that no Stock Purchase Right granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.
     8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (a) in cash, by check, or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Stock Bonuses shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit, provided that, if required by applicable state corporate law, the Participant shall furnish cash consideration in an amount not less than the par value of the shares of Stock subject to the Stock Bonus.
     8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 2.1(z), or as provided in Section 8.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
     8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any Restriction Period applicable to shares subject to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.6, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
     8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
     8.8 Nontransferability of Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     9. Terms and Conditions of Restricted Stock Unit Awards.
     Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
     9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
     9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
     9.3 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
     9.4 Voting Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.6, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
     9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
     9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
     9.7 Nontransferability of Restricted Stock Unit Awards. Prior to the settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     10. Terms and Conditions of Performance Awards.
     Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
     10.1 Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
     10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.6, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
     10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
     10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
     (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee, which shall be approved by the stockholders of the Company at such times as required by law:
     (i) revenue;
     (ii) sales;
     (iii) expenses;
     (iv) operating income;
     (v) gross margin;
     (vi) operating margin;
     (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes and depreciation, and amortization;
     (viii) pre-tax profit;
     (ix) net operating income;
     (x) net income;
     (xi) economic value added;
     (xii) free cash flow;
     (xiii) operating cash flow;
     (xiv) the market price of the Stock;

     (xv) earnings per share;
     (xvi) return on stockholder equity;
     (xvii) return on capital;
     (xviii) return on assets;
     (xix) return on investment;
     (xx) balance of cash, cash equivalents and marketable securities;
     (xxi) market share;
     (xxii) number of customers;
     (xxiii) customer satisfaction;
     (xxiv) product development;
     (xxv) bookings; and
     (xxvi) completion of a joint venture or other corporate transaction.
     (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.
     10.5 Settlement of Performance Awards.
     (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
     (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award.
     (c) Effect of Leaves of Absence. Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.
     (d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

     (e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of interest.
     (f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
     10.6 Voting Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.6, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
     10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
     (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of days of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
     (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.
     10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

     11. Terms and Conditions of Nonemployee Director Awards.
     The Governance and Nominating Committee of the Company may instruct the Committee to make Nonemployee Director Awards from time to time, as evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Governance and Nominating Committee shall from time to time establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions.
     11.1 Grant of Nonemployee Director Options. Nonemployee Director Options may be granted to Nonemployee Directors upon such conditions and in such amounts as the Committee shall determine.
     11.2 Terms and Conditions of Nonemployee Director Options. Except as provided by this Section, Nonemployee Directors Options shall comply with and be subject to the terms and conditions of Section 6.
     (a) Exercise Price. The exercise price per share of Stock subject to a Nonemployee Director Option shall be the Fair Market Value of a share of Stock on the date of grant of the Nonemployee Director Option.
     (b) Exercisability and Term of Nonemployee Director Options. Each Nonemployee Director Option shall vest and become exercisable as determined by the Committee and set forth in the Award Agreement and shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Nonemployee Director Option, unless earlier terminated in accordance with the terms of the Plan or the Award Agreement evidencing such Option.
     (c) Effect of Termination of Service.
     (i) Option Exercisability. Subject to earlier termination of the Nonemployee Director Option as otherwise provided herein, a Nonemployee Director Option shall be exercisable after the Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:
     (1) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
     (2) Death. If the Participant’s Service terminates because of the death of the Participant, the Nonemployee Director Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Nonemployee Director Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service; provided that, in such a case, the twelve (12) month period for the exercise of the Option shall be calculated from the date on which the Participant’s Service terminated, not the date of the Participant’s death.
     (3) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability or death, the Nonemployee Director Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

     (ii) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of a Nonemployee Director Option within the applicable time periods set forth in Section 11.2(c)(i) is prevented by the provisions of Section 15 below, the Nonemployee Director Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Nonemployee Director Option is exercisable, but in any event no later than the Option Expiration Date.
     (iii) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 11.2(c)(i) of shares acquired upon the exercise of the Nonemployee Director Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Nonemployee Director Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.
     12. Alternative Nonemployee Director Awards.
     In lieu of the automatic grant of any Option to any one or more Nonemployee Directors, the Governance and Nominating Committee, in its discretion, may instruct the Committee to substitute one or more Stock Appreciation Rights Awards, Stock Awards or Restricted Stock Unit Awards, or any combination thereof. Any such alternative Nonemployee Director Award shall be subject to substantially the same terms and conditions (including time of grant, exercise price and effect of termination of Service in the case of a SAR, and vesting) as the Nonemployee Director Option it replaces and shall otherwise be subject to the appropriate terms and conditions, as determined by the committee, applicable to such Award as set forth in Section 7, Section 8 or Section 9.
     13. Standard Forms of Award Agreement.
     13.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.
     13.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
     14. Change in Control.
     14.1 Effect of Change in Control on Options and SARs.
     (a) Accelerated Vesting. In connection with a Change of Control, the Committee may, in its sole discretion, accelerate the exercisability and vesting of any or all outstanding Options, SARs, and shares acquired upon the exercise of such Options and SARs (“Acceleration”). The Committee shall determine, in its sole discretion, any conditions for such Acceleration, which conditions may include, for example, the termination of the Participant’s Service prior to, upon, or following the Change in Control. The Committee may also include, in its sole discretion, in any Award Agreement provisions which provide for Acceleration in connection with a Change of Control upon such conditions as are provided therein.
     (b) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock. Any Options or SARs which are neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
     (c) Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee and agreed to by the Acquiror) of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portion of their canceled Options and SARs as soon as practicable following the date of the Change in Control and in respect of the unvested portion of their canceled Options and SARs in accordance with the vesting schedule applicable to such Awards as in effect prior to the Change in Control.
     14.2 Effect of Change in Control on Stock Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction Period that was permissible solely by reason of this Section 14.2 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.
     14.3 Effect of Change in Control on Restricted Stock Unit Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Unit Award that, in the event of a Change in Control, the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to such date shall become vested and shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.
     14.4 Effect of Change in Control on Performance Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Performance Award that, in the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to the Change in Control or whose Service terminated by reason of the Participant’s death or Disability shall become vested and payable effective as of the date of the Change in Control to such extent as specified in such Award Agreement.
     14.5. Effect of Change in Control on Nonemployee Director Awards. Any unexercisable or unvested portion of each outstanding Nonemployee Director Award and any shares acquired upon pursuant thereto shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control but conditioned upon the consummation of the Change in Control. Except as provided in the preceding sentence, each Nonemployee Director Award shall be subject to the applicable provisions this Section 14.

     15. Compliance With Securities Law.
     The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     16. Tax Withholding.
     16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
     16.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
     17. Amendment or Termination of Plan.
     The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.6), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.
     18. Miscellaneous Provisions.
     18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
     18.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
     18.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
     18.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.6 or another provision of the Plan.
     18.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
     18.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
     18.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
     18.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
     18.9 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

PROXY	PROXY
2008 ANNUAL STOCKHOLDERS’ MEETING
ARGON ST, INC.
The 2008 Annual Meeting of Stockholders of Argon ST, Inc. (the “Company”) will be held at the main office of Argon ST, Inc., 12701 Fair Lakes Circle, Fairfax, Virginia, on Tuesday, February 26, 2008, at 10:00 a.m., local time. The undersigned hereby constitutes and appoints Joseph T. Houston and Sherry L. Buss, or either of them, with power of substitution, as attorneys and proxies to appear and vote, as designated below, all of the shares of Common Stock of Argon ST, Inc. that the undersigned is (are) entitled to vote at the 2008 Annual Meeting and at any adjournments thereof, upon the following matters which are being proposed by the Company:
     1.   Election of Directors. For the election as directors of all nominees listed below: ☐

Terry L. Collins	Victor F. Sellier	Peter A. Marino	Maureen Baginski
S. Kent Rockwell	Thomas E. Murdock	David C. Karlgaard
John Irvin	Lloyd A. Semple	Robert McCashin

Withhold authority for the following:
☐ Terry L. Collins	☐ Victor F. Sellier	☐ Peter A. Marino	☐ Maureen Baginski
☐ S. Kent Rockwell	☐ Thomas E. Murdock	☐ David C. Karlgaard
☐ John Irvin	☐ Lloyd A. Semple	☐ Robert McCashin
Withhold authority for all nominees: ☐
     2.   To ratify and approve the 2008 Argon Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
     3.   To ratify the Audit Committee’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JANUARY 25, 2008 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.
I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated January 25, 2008, and the 2007 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Signature	Date

Signature	Date

NOTE: Please sign exactly as name(s) appear(s) on stock records. When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate.
Comments/Address Changes:
I/We plan to attend the Annual Meeting
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ARGON ST, INC.